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                        SCHEDULE 14A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT
                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant  x
                       -----
Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

        Preliminary Proxy Statement
   ----
        Definitive Proxy Statement
   ----
     x  Definitive Additional Materials
   ----
        Soliciting Material Pursuant to Rule-14a 11(c) or
   ----   Rule 14a-12

                The St. Paul Companies, Inc.
       -----------------------------------------------
       (Name of Registrant as Specified in Its Charter)
       -----------------------------------------------
  (Names of Person(s) Filing Proxy Statement, if other than
                       the Registrant)
   --------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     x      No fee required.
  -------
            Fee computed on table below per Exchange Act Rules
  -------     14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth
     the amount on which the filing fee is calculated and
     state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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     Fee paid previously with preliminary materials:
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     Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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Attached is a message with respect to the annual shareholders'
meeting to be held on May 5, 1998 which was placed on The St. Companies, Inc. intracompany "web page" beginning on March 25, 1998:


Check your mail - vote your proxy today
---------------------------------------

Employee shareholders will soon receive a proxy card, proxy statement and the 1997 annual report to shareholders at home via regular mail. The proxy statement explains the issues that will be voted on at the shareholders' meeting May 5 at corporate headquarters. It includes management's recommendation on these issues; however, how you vote is solely your decision.

The proxy card is your ballot. It shows the number of shares you hold and whether they are from ESOP, The St. Paul Common or Preferred Stock Funds, or other sources. The term "proxy" is used because, by completing the proxy card, you assign authority to someone else to actually cast your ballot. No one at The St. Paul will see your ballot.

Employees who did not own shares as of the record date of March 12 will receive the proxy statement and the annual report to fulfill the company's legal requirement and to keep them informed about The
St. Paul.

For a replacement proxy or more information about voting your shares, contact Ed Gerber in Legal Services, ext. 7607.